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                                                                     [EXECUTION]

                                    GUARANTY

     THIS GUARANTY is made as of July 1, 1996, by Mark Langdale
("Guarantor"), in favor of Bank One, Texas, National Association ("Lender").

                                   RECITALS:

     1. CapRock Fiber Network, Ltd., a Texas limited partnership ("Borrower") has executed in favor of Lender that certain promissory note of even date herewith, payable to the order of Lender in the principal amount of $10,000,000 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Note").

     2. The Note was executed pursuant to a Loan Agreement of even date herewith, (herein, as from time to time amended, supplemented or restated, called the "Loan Agreement"), by and between Borrower and Lender, pursuant to which Lender has agreed to advance funds to Borrower under the Note.

     3. It is a condition precedent to Lender's obligation to advance funds pursuant to the Loan Agreement that Guarantor shall execute and deliver to Lender a satisfactory guaranty of Borrower's obligations under the Note and the Loan Agreement.

     4.   Guarantor owns a 39.96% limited partnership interest in Borrower.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Lender's advances of funds to Borrower under the Loan Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency. of all of which are hereby acknowledged, and in order to induce Lender to advance funds under the Loan Agreement, Guarantor hereby agrees with Lender as follows:

                                   AGREEMENTS

     Section 1. DEFINITIONS. Reference is hereby made to the Loan Agreement for all purposes. All terms used in this Guaranty which are defined in the Loan Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Obligation Document, Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

     "OBLIGATIONS" means collectively all of the indebtedness, obligations, and undertakings which are guaranteed by Guarantor and described in subsections (a) and (b) of Section 2.

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     "OBLIGATION DOCUMENTS" means this Guaranty, the Note, the Loan
Agreement, the Loan Documents, all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other documents, instruments, agreements, certificates, legal opinions and other writings heretofore or hereafter delivered in connection herewith or therewith.

     "OBLIGORS" means Borrower, Guarantor and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

     "SECURITY" means any rights, properties, or interests of Lender, under the Obligation Documents or otherwise, which provide recourse or other benefits to Lender in connection with the Obligations or the non-payment or non-performance thereof, including collateral (whether real or personal, tangible or intangible) in which Lender has rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

     Section 2.  GUARANTY.

     (a) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

          (i) the Note, including all principal, all interest thereon and all other sums payable thereunder; and

          (ii) all other sums payable under the other Obligation Documents, whether for principal, interest, fees or otherwise; and

          (iii) any and all other indebtedness or liabilities which Borrower may at any time owe to Lender, whether incurred heretofore or hereafter or concurrently herewith, voluntarily or involuntarily, whether owed alone or with others, whether fixed, contingent, absolute, inchoate, liquidated or unliquidated, whether such indebtedness or liability arises by notes, discounts, overdrafts, open account indebtedness or in any other manner whatsoever, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such indebtedness or liability.

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Without limiting the generality of the foregoing, Guarantor hereby agrees that his liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

     (b) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Lender under, by reason of, or pursuant to any of the Obligation Documents.

     (c) If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, Guarantor will, forthwith upon demand by Lender, pay such Obligation in full to Lender. If Borrower shall for any reason fail to perform promptly any Obligation, Guarantor will, forthwith upon demand by Lender, cause such Obligation to be performed or, if specified by Lender, provide sufficient funds, in such amount and manner as Lender shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Lender or such other Person as Lender shall designate.

     (d) If either Borrower or Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or
(c) Guarantor will incur the additional obligation to pay to Lender, and Guarantor will forthwith upon demand by Lender pay to Lender, the amount of any and all expenses, including fees and disbursements of Lender's counsel and of any experts or agents retained by Lender, which Lender may incur as a result of such failure.

     (e) As between Guarantor and Lender, this Guaranty shall be considered a primary and liquidated liability of Guarantor.

     Section 3.  UNCONDITIONAL GUARANTY.

     (a) No action which Lender may take or omit. to take in connection with any of the Obligation Documents, any of the Obligations (or any other indebtedness owing by Borrower to Lender), or any Security, and no course of dealing of Lender with any Obligor or any other Person, shall release or diminish Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Lender or any Obligor or increase any risk to or diminish any safeguard of any

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Security.  Without limiting the foregoing, Guarantor hereby expressly agrees that Lender may, from time to time, without notice to or the consent of Guarantor, do any or all of the following:

          (i) Amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

          (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation Documents.

          (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

          (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

          (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Lender's rights in any or all Security.

          (vi)   Discharge, release, substitute or add Obligors.

          (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Lender may determine to be in its best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

     (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender.
Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of Guarantor:

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          (i)    Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

          (ii) The failure by Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

          (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Lender.

          (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

          (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor or Lender.

          (vi) The fact that Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

          (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty.

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     (c)  Lender may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Lender may maintain an action against Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

     (d) If any payment to Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Lender shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in
Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Lender.

     (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

     Section 4. WAIVER. Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Obligation Documents:

     (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that: (i) Guarantor shall take full responsibility for informing itself of such matters, (ii) Lender shall have no responsibility of any kind to inform Guarantor of such matters, and (iii) Lender is hereby authorized to assume that Guarantor, by virtue of his relationships with Borrower which are independent of this Guaranty, has full and complete knowledge of such matters at each time when Lender extends credit to Borrower or takes any other action which may change or increase Guarantor's liabilities or losses hereunder).

     (b) notice that Lender, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

     (c) notice of acceptance of this Guaranty and all rights of Guarantor under Section 34.02 of the Texas Business and Commerce Code.

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     (d) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or nonperformance.

     (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

     Section 5. EXERCISE OF REMEDIES. Lender shall have the right to enforce, from time to time, in any order and at Lender's sole discretion, any rights, powers and remedies which Lender may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and Guarantor shall be liable to Lender hereunder for any deficiency resulting from the exercise by Lender of any such right or remedy even though any rights which Guarantor may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Lender provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

     Section 6. LIMITED SUBROGATION. Until all of the Obligations have been paid and performed in full Guarantor shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim, which he may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty (including any right of subrogation under Section 34.04 of the Texas Business and Commerce Code), and Guarantor hereby defers any rights to enforce any remedy which Guarantor may have against Borrower and any right to participate in any Security until such time. The foregoing shall not be deemed to prohibit reallocations of partnership interests among the partners of Borrower in accordance with the terms of the limited partnership agreement of Borrower. If any amount shall be paid to Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of

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Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portion of the Obligations, whether matured or unmatured, in such order as Lender shall elect. If Guarantor shall make payment to Lender of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, Lender will, at Guarantor's request and expense, execute and deliver to Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to Guarantor of an interest in the Obligations resulting from such payment by Guarantor; provided that such transfer shall be subject to
Section 3(d) above and that without the consent of Lender (which Lender may withhold in its discretion) Guarantor shall not have the right to be subrogated to any claim or right against any Obligor which has become owned by Lender.

     Section 7. SUCCESSORS AND ASSIGNS. Guarantor's rights or obligations hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of Guarantor, as well as Guarantor. This Guaranty shall apply to and inure to the benefit of Lender and its successors or assigns. Without limiting the generality of the immediately preceding sentence, Lender, subject to the provisions of the Loan Agreement, may assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Lender may assign or otherwise transfer its rights or any portion thereof under any Obligation Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Lender hereunder unless otherwise expressly provided by Lender in connection with such assignment or transfer.

     Section 8. SUBORDINATION AND OFFSET. Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by Borrower to Guarantor. Prior to the date the Obligations are paid in cash and satisfied in full, and such payment is not subject to rescission, Guarantor shall not accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any payment on such indebtedness except as permitted under the Loan Agreement. Guarantor agrees that after the occurrence of any Default or Event of Default he will neither permit Borrower to repay such indebtedness or any part thereof nor accept payment from Borrower of such indebtedness or any part thereof without the prior written consent of Lender. If Guarantor receives any such payment without the prior written consent of Lender, the amount so paid shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor, and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any

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time thereafter applied in whole or in part by Lender against, all or any portions of the Obligations, whether matured or unmatured, in such order as Lender shall elect.

     Guarantor hereby grants to Lender a right of offset to secure the payment of the Obligations and Guarantor's obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds there from) of Guarantor now or hereafter held or received by or in transit to Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of Guarantor at any time existing against Lender. Upon the occurrence of any Default or Event of Default Lender is hereby authorized at any time and from time to time, without notice to Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Obligations and Guarantor's obligations and liabilities hereunder irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured. Lender agrees promptly to notify Guarantor after any such offset and application made by Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Lender may have.

     Section 9. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Lender as follows:

     (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

     (b) The execution, delivery and performance by Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Guarantor, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of his properties.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty.

     (d) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

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     (e)  There is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against or otherwise affecting Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may reasonably be expected to materially and adversely affect Guarantor's financial condition or his ability to perform his obligations hereunder.

     (f) The direct or indirect value of the consideration received and to be received by Guarantor in connection herewith is reasonably worth at least as much as the liability and obligations of Guarantor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit Guarantor, directly or indirectly.

     (g) Guarantor is not "insolvent" on the date hereof (that is, the sum of Guarantor's absolute and contingent liabilities, including the Obligations, does not exceed the fair market value of Guarantor's assets). Guarantor's capital is adequate for the businesses in which Guarantor is engaged and intends to be engaged. Guarantor has not incurred (whether hereby or otherwise), nor does Guarantor intend to incur or believe that he will incur, debts which will be beyond his ability to pay as such debts mature.

     (h) All balance sheets, earning statements, financial data and other information concerning Guarantor which have been furnished to Lender to induce it to accept this Guaranty (or otherwise furnished to Lender in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of Guarantor as of the dates and the results of Guarantor's operations for the periods for which the same are furnished. None of such balance sheets, earnings and cash flow statements, financial data and other information contains any untrue statement of a material fact or omits to state any material fact which is necessary to make any statements contained therein not misleading.

     Section 10.  LIQUID ASSETS.

     (a) Until the Limited Guarantors are released of their obligations pursuant to the Loan Agreement, Guarantor will maintain unencumbered investments in cash, cash equivalents, and marketable securities having an aggregate market value of at least $1,000,000.

     (b) Until all of the Obligations have been completely paid and performed, Guarantor will maintain a securities account at Banc One Capital Corporation holding securities with an aggregate market value of at least $400,000, which such account shall be pledged to Lender under that certain Securities Pledge Agreement of even date herewith given Guarantor for the benefit of Lender to secure repayment of the Obligations.

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     Section 11.  NO ORAL CHANGE.  No amendment of any provision of this
Guaranty shall be effective unless it is in writing and signed by Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 12. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section 13. HEADINGS AND REFERENCES. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

     Section 14. TERM. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed, Lender has no obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Lender to Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

     In the event of the death of Guarantor, the obligation of the deceased shall continue in full force and effect against his estate as to all Obligations that shall have been created or incurred by Borrower prior to the time when Lender shall have received notice, in writing, of such death.

     All indebtedness, of whatever kind or character, created pursuant to the provisions of any Obligation Document, any other loan agreement between Lender and Borrower, or other form of commitment by Lender to Borrower, entered into prior to receipt by

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Lender of any notice referred to in the immediately preceding paragraphs of this section shall be deemed to be Obligations created, incurred or arising prior to receipt of any such notice by Lender, even though advances constituting all or a portion of such Obligations are made after Lender's receipt of any such notice.

     Section 15. NOTICES. Any notice or communication required or permitted hereunder shall be given in writing, sent by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, addressed to the appropriate party as follows:

     To Guarantor:  Mark Langdale
                    5950 Berkshire
                    Suite #900
                    Dallas, Texas 75080
                    Fax No.: (214) 891-3175

     To Lender:     Bank One, Texas, N.A.
                    1717 Main Street
                    Dallas, Texas 75201
                    Attn:  Gina Norris
                    Fax No.:________________

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address or in the manner provided herein, (b) in the case of telecopy, upon receipt, or (b) in the case of registered or certified United States mail, three days after deposit in the mail.

     Section 16. LIMITATION ON INTEREST. Lender and Guarantor intend to contract in strict compliance with applicable usury law from time to time in effect. Notwithstanding anything to the contrary herein or in any of the Obligation Documents, this Guaranty shall never be construed as a contract obligating Guarantor to pay interest in excess of the maximum amount of interest permitted by applicable law from time to time in effect, and Guarantor shall have no liability hereunder to pay interest in excess of such maximum amount. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If Lender shall collect monies which are deemed to constitute interest which would otherwise increase the amount of interest paid by Guarantor to an amount in excess of that permitted by applicable law in effect at the relevant times, all such sums deemed to constitute interest in excess of such legal limit shall be immediately returned to Guarantor upon such determination. In determining whether or not the interest paid or payable by

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Guarantor, under any specific circumstance exceeds the maximum interest permitted under applicable law, Lender and Guarantor shall, to the greatest extent permitted by applicable law: (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary payments and the effects thereof, and (c) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation Documents evidencing the Obligations in accordance with the maximum amounts outstanding from time to time thereunder and the maximum legal rates of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. If applicable law provides for an interest ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04 (and if no other ceiling has been established for the Obligation in question), that ceiling shall be the indicated rate ceiling. As used in this section the term "applicable law" means the laws of the state of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Section 17. LOAN DOCUMENT. This Guaranty is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Loan Agreement governing Loan Documents.

     Section 18. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty.

     SECTION 19. GOVERNING LAW. THIS GUARANTY IS TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.


                                     /s/ Mark Langdale
                                     ----------------------------------
                                     Mark Langdale











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                         ACKNOWLEDGMENT AND STIPULATION


     The undersigned hereby acknowledges and stipulates that (i) she is the spouse of Guarantor and (ii) all community property interests of Guarantor and the undersigned in all their assets whether now owned or hereafter acquired (whether subject to the sole management of Guarantor or the undersigned) are subject to, and may be used for, the payment and performance of Guarantor's obligations under the above Guaranty. Notwithstanding the foregoing, Lender shall have no recourse against the separate property of the undersigned for satisfaction of any such obligations.

     This Acknowledgment and Stipulation is entered into as of June 28, 1996, for the benefit of Lender.



                                     /s/ Patricia Langdale
                                     -------------------------------
                                     Name:











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